SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
               ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                         (Date of earliest event reported):

                                 April 14, 2000
               ----------------------------------------------------

                              THERMO TERRATECH INC.
             (Exact name of Registrant as specified in its charter)


Delaware                               1-9549             04-2925807
(State or other jurisdiction of        (Commission        (I.R.S. Employer
incorporation or organization)         File Number)       Identification Number)


81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                           02454-9046
(Address of principal executive offices)                         (Zip Code)

             Registrant's telephone number including area code: (781) 622-1000

                                                                    FORM 8-K

                              THERMO TERRATECH INC.

Item 2.  Disposition of Assets

      On April 14, 2000, BAC Killam, Inc. (the "Business"), an indirect wholly owned subsidiary of The Randers Killam Group Inc., a majority-owned subsidiary of Thermo TerraTech Inc. (the "Company"), sold all of its assets to Hatch Mott McDonald, Inc. (the "Buyer"). The BAC Killam, Inc. subsidiary provides both private and public sector clients with a broad range of consulting services that address transportation planning and design.

      The assets sold in the transaction include all tangible personal property of the Business located at the Business's Buffalo, New York; Queensboro, New York; and Milburn, New Jersey, offices, as well as all rights under certain ongoing consulting contracts, and the rights to "Bettigole Andrews and Clark" and "NH Bettigole" names used by the Business. The Buyer assumed all liabilities and obligations under the assumed contracts that arise after the closing and all liabilities and obligations relating to certain real property leases.

      The purchase price for the assets was $3 million of which approximately $1.4 million was paid in cash at the closing and of which the balance represents accounts receivable of the Business that will be collected by the Buyer and be paid to the Company upon collection (less a five percent collection fee). The purchase price of the assets was determined by the parties in arms-length negotiations.

                                                                       FORM 8-K

                              THERMO TERRATECH INC.

Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma consolidated condensed statements of operations set forth the results of operations for the fiscal year ended April 3, 1999, and the nine months ended January 1, 2000, as if the disposition by the Company of BAC Killam had occurred at the beginning of fiscal 1999. The unaudited pro forma consolidated condensed balance sheet sets forth the financial position as of January 1, 2000, as if the disposition had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of BAC Killam been consummated at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K, as amended, for the fiscal year ended April 3, 1999, and Quarterly Report on Form 10-Q for the nine months ended January 1, 2000.

                                                                       FORM 8-K

                              THERMO TERRATECH INC.

                 PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                         Fiscal Year Ended April 3, 1999
                                   (Unaudited)

                                                      Thermo          Less:       Pro Forma
                                                   TerraTech     BAC Killam     Adjustments      Pro Forma
                                                           (In thousands except per share amounts)

   Revenues                                         $310,039        $ 12,158       $      -       $297,881
                                                    --------        --------       --------       --------

   Costs and Operating Expenses:
    Cost of revenues                                 247,610          10,474              -        237,136
    Selling, general, and administrative              46,224           2,890              -         43,334
      expenses
    Restructuring costs                               10,217               -              -         10,217
                                                    --------        --------       --------       --------

                                                     304,051          13,364              -        290,687
                                                    --------        --------       --------       --------

   Operating Income (Loss)                             5,988          (1,206)             -          7,194

   Interest Income                                     2,185               9             75          2,251
   Interest Expense                                   (8,981)              -              -         (8,981)
                                                    --------        --------       --------       --------

   Income (Loss) Before Income Taxes and                (808)         (1,197)            75            464
    Minority Interest
   Income Tax (Provision) Benefit                     (1,786)            440            (26)        (2,252)
   Minority Interest Income                            1,173               -            (42)         1,131
                                                    --------        --------       --------       --------

   Net Loss                                         $ (1,421)       $   (757)      $      7       $   (657)
                                                    ========        ========       ========       ========

   Basic and Diluted Loss per Share                 $   (.07)                                     $   (.03)
                                                    ========                                      ========

   Basic and Diluted Weighted Average Shares          19,402                                        19,402
                                                    ========                                      ========




                                       4

                                                                      FORM 8-K

                              THERMO TERRATECH INC.

                  PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                        Nine Months Ended January 1, 2000
                                   (Unaudited)

                                                      Thermo           Less:      Pro Forma
                                                   TerraTech      BAC Killam    Adjustments      Pro Forma
                                                           (In thousands except per share amounts)

   Revenues                                         $234,790        $  8,598       $      -       $226,192
                                                    --------        --------       --------       --------

   Costs and Operating Expenses:
    Cost of revenues                                 185,059           6,679              -        178,380
    Selling, general, and administrative              34,439           1,368              -         33,071
      expenses
    Restructuring costs                               56,524           9,569              -         46,955
                                                    --------        --------       --------       --------

                                                     276,022          17,616              -        258,406
                                                    --------        --------       --------       --------

   Operating Loss                                    (41,232)         (9,018)             -        (32,214)

   Interest Income                                     2,037               3             58          2,092
   Interest Expense                                   (6,678)              -              -         (6,678)
                                                    --------        --------       --------       --------

   Loss Before Income Taxes, Minority                (45,873)         (9,015)            58        (36,800)
    Interest, and Extraordinary Item
   Income Tax (Provision) Benefit                     (1,244)            443            (20)        (1,707)
   Minority Interest Income                            3,316               -           (447)         2,869
                                                    --------        --------       --------       --------

   Loss Before Extraordinary Item                    (43,801)         (8,572)          (409)       (35,638)
   Extraordinary Item, Net of Income Tax                  96               -              -             96
     Provision of $64                               --------        --------       --------       --------

   Net Loss                                         $(43,705)       $ (8,572)      $   (409)      $(35,542)
                                                    ========        ========       ========       ========

   Basic and Diluted Loss per Share                 $  (2.29)                                     $  (1.86)
                                                    ========                                      ========

   Basic and Diluted Weighted Average Shares          19,066                                        19,066
                                                    ========                                      ========






                                       5


                                                                     FORM 8-K

                              THERMO TERRATECH INC.

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              As of January 1, 2000
                                   (Unaudited)

                                               Thermo             Less:       Pro Forma
                                             TerraTech       BAC Killam      Adjustments         Pro Forma
                                                                   (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                 $  4,905         $    200         $  1,374         $   6,079
    Advance to affiliate                        49,436                -                -            49,436
    Accounts receivable, net                    52,330            1,598                -            50,732
    Unbilled contract costs and fees            26,950            1,091                -            25,859
    Inventory                                    2,452                -                -             2,452
    Deferred tax asset                           6,668                -                -             6,668
    Other current assets                         3,685                9                -             3,676
                                              --------         --------         --------         ---------

                                               146,426            2,898            1,374           144,902
                                              --------         --------         --------         ---------

   Property, Plant, and Equipment, at Cost,
     Net                                        70,357              443                -            69,914
                                              --------         --------         --------         ---------

   Other Assets                                  9,623                -                -             9,623
                                              --------         --------         --------         ---------

   Cost in Excess of Net Assets of              88,865                -                -            88,865
     Acquired Companies                       --------         --------         --------         ---------

                                              $315,271         $  3,341         $  1,374         $ 313,304
                                              ========         ========         ========         =========




                                       6


                                                                       FORM 8-K

                              THERMO TERRATECH INC.

             PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET (continued)
                              As of January 1, 2000
                                   (Unaudited)

                                                Thermo             Less:        Pro Forma
                                             TerraTech       BAC Killam       Adjustments        Pro Forma
                                                                     (In thousands)
LIABILITIES AND SHAREHOLDERS' INVESTMENT
Current Liabilities:
    Short-term obligations and current        $ 19,549         $      -         $       -         $ 19,549
      maturities of long-term obligations
    Subordinated convertible debentures         37,950                -                 -           37,950
    Accounts payable                            20,939                -                 -           20,939
    Accrued payroll and employee benefits       12,223                -                 -           12,223
    Accrued restructuring costs                  8,660                -                 -            8,660
    Deferred revenue                             4,169                -                 -            4,169
    Other accrued expenses                      13,347                -               100           13,447
    Due to parent company and affiliated         2,140                -                 -            2,140
      companies                               --------         --------         ---------         --------

                                               118,977                -               100          119,077
                                              --------         --------         ---------         --------

Deferred Income Taxes                              685                -                 -              685
                                              --------         --------         ---------         --------

Other Deferred Items                             1,097                -                 -            1,097
                                              --------         --------         ---------         --------

Long-term Obligations                          118,241                -                 -          118,241
                                              --------         --------         ---------         --------

Minority Interest                               24,785                -              (108)          24,677
                                              --------         --------         ---------         --------

Shareholders' Investment:
    Common stock                                 1,959                -                 -            1,959
    Capital in excess of par value              70,993                -                 -           70,993
    Accumulated deficit                        (17,807)               -            (1,959)         (19,766)
    Treasury stock at cost                      (3,846)               -                 -           (3,846)
    Deferred compensation                         (216)               -                 -             (216)
    Accumulated other comprehensive items          403                -                 -              403
    Parent company investment                        -            3,341             3,341                -
                                              --------         --------         ---------         --------

                                                51,486            3,341             1,382           49,527
                                              --------         --------         ---------         --------

                                              $315,271         $  3,341         $   1,374         $313,304
                                              ========         ========         =========         ========


                                                                       FORM 8-K

                              THERMO TERRATECH INC.

                 NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

Note 1 - Pro Forma Adjustments to Pro Forma Consolidated Condensed Statements of Operations
(In thousands except in text)

                                                                   Fiscal Year Ended     Nine Months Ended
                                                                   April 3, 1999         January 1, 2000
                                                                                 Debit (Credit)

Interest Income
Increase in interest income earned on the $1,374,000                             $(75)                $(58)
 of cash paid to the Company by the acquirer,
 calculated using the 30-day Commercial Paper
 Composite Rate plus 50 basis points, or 5.46% in fiscal 1999 and 5.58% in the
 first nine months of fiscal 2000                                                ----                 ----

Income Tax Provision
Increase in the income tax provision as a result of                              $ 26                 $ 20
 an increase in interest income calculated at an
 effective income tax rate of 34%                                                ----                 ----

Minority Interest Income
Decrease in minority interest income as a result of the sale of BAC Killam       $ 42                 $447
                                                                                 ----                 ----

Note 2 - Pro Forma Adjustments to Pro Forma Consolidated Condensed Balance Sheet (In thousands)

                                                                                           January 1, 2000

                                                                                 Debit (Credit)

Cash and Cash Equivalents
Cash received for sale of assets of BAC Killam                                                     $ 1,374
                                                                                                   -------

Other Accrued Expenses
Estimated accrued transaction costs, including legal fees and other costs                          $  (100)
                                                                                                   -------


Minority Interest
Decrease in minority interest related to excess of                                                 $   108
 parent company investment in BAC Killam over proceeds
 from sale                                                                                         -------

Shareholders' Investment
Elimination of BAC Killam equity account and excess of                                             $(1,382)
 parent company investment in BAC Killam over proceeds
 from sale                                                                                         -------



                                                                     FORM 8-K

                              THERMO TERRATECH INC.

Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits (continued)

(c)    Exhibits

       2.1Asset Purchase Agreement by and among BAC Killam, Inc. and The Randers
          Killam Group Inc. (as Sellers) and Hatch Mott McDonald, Inc. (as Buyer), dated as of March 31, 2000 (filed as Exhibit 2.1 to The Randers Killam Group Inc.'s Form 8-K dated as of April 14, 2000 [File No. 0-18095] and incorporated herein by reference).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 28th day of April 2000.

                                 THERMO TERRATECH INC.



                                 /s/ Theo Melas-Kyriazi
                                 Theo Melas-Kyriazi
                                 Vice President and Chief Financial Officer
                                 (Principal Financial and Accounting Officer)